EXHIBIT 10.4


                         UNITED RETAIL GROUP, INC.
                          365 West Passaic Street
                    Rochelle Park, New Jersey 07662-6563

                                                     October 15, 2000


THE LIMITED, INC./INTIMATE BRANDS, INC. FOUNDATION
c/o Columbus Foundation
1234 East Broad Street
Columbus, Ohio 43205
Attention:  Ray Biddescombe

Dear Sir or Madam,

         We refer to the Right of First Refusal dated September 17, 1999 between you and us. This letter is to confirm that the expiration date of such Right of First Refusal is hereby extended to October 15, 2001. In consideration of such extension we enclose a check for $1,000.

         Please sign and return the enclosed copy of this letter to evidence your agreement with the foregoing and receipt of the above-mentioned check. Thank you very much.

                           Very truly yours,

                           UNITED RETAIL GROUP, INC.


                           By:  George Remeta
                              -----------------------------------------
                           Name:  George Remeta
                           Title:    Vice Chairman

cc:  Ken Carroll
     Tim Lyons

Agreement and receipt of check acknowledged:

THE LIMITED, INC./INTIMATE BRANDS, INC. FOUNDATION


By:    Timothy Lyons
   -----------------------------------------
Name:  Timothy Lyons
Title: